Exhibit 10.24

INVOICE

CL-2211/06(A)

CL TECHNOLOGIES (INTERNATIONAL) SDN BHD

COMPANY ID: 201901005005 (1314332-U)

NO. 10-2, JALAN TANJUNG SD 13/2,

BANDAR SRI DAMANSARA,

52200 KUALA LUMPUR

Bill to :
IKOL RESOURCES SDN BHD
A-1405, MENARA A, PANDAN KAPITAL,
JALAN PANDAN UTAMA PANDAN INDAH,	Invoice Date	:	08/11/2022
55100 KUALA LUMPUR,	Terms	:	CASH ON DELIVERY
WILAYA PERSEKUTUAN	Your Ref.	:

No	Item & Description	Qty	Rate	Amount
1	RASTER DATA MANAGEMENT, EDITING & ANALYSIS	10,000.00	15.00	150,000.00

	Total input from client FTP to HK server 035
	Input Equal : 10,000 sq data Input
	RM 15/ Sq

	i. Edit metadata details

	ii. Raw Data arrangement

	iii. Raw Data analysis & storage categories

2	DISCOUNT	1.00	-650.00	(650.00)

	Remarks: For the month of November 2022

RINGGIT MALAYSIA : ONE HUNDRED FORTY NINE THOUSAND THREE HUNDRED AND FIFTY ONLY	Total (RM)	149,350.00

Notes

Thanks for your business.

Terms & Condition :

Term : COD

Kindly pay to : Maybank account :

CL TECHNOLOGIES (INTERNATIONAL) SDN BHD (131433-U) No.10-2, Jalan Tanjung SD 13/2, Bandar Sri Damansara 52200, Kuala Lumpur Tel: +60 3 3310 0089 Email : sales@sagtec.biz

SALES ORDER

DATE: 01/11/2022

TO:	IKOL RESOURCES SDN BHD

A-1406, MENARA A, PANDAN KAPITAL, JALAN PANDAN UTAMA PANDAN INDAH, 55100 KL

NO	DESCRIPTION	QTY	UNIT PRICE	TOTAL
1	RASTER DATA MANAGEMENT, EDITING & ANALYSIS	10,000	15.00	150,000.00

	Total input from client FTP to HK server 043
	Input Equal : 10,000 sq data Input
	RM 15/ Sq

	i. Edit metadata details

	ii. Raw Data arrangement

	iii. Raw Data analysis & storage categories

2	DISCOUNT	1	-650.00	-650.00

	Remarks: For the month of November 2022)
	Sub Total (RM) :		149,350.00

Confirmed by Client :	Prepared by:

Acknowledged By:	Sales Person: Ng Chen Lok

CL TECHNOLOGIES (INTERNATIONAL) SDN BHD (131433-U) No. 10 -2, Jalan Tanjung SD 13/2, Bandar Sri Damansara 52200, Kuala Lumpur Tel: +60 3 3310 0089 Email: sales@sagtec.biz

ACKNOWLEDGMENT FORM

FORM NO: AF-2211/06(A)

INVOICE NO: CL-2211/06(A)

DATE: 08/11/2022

TO:	IKOL RESOURCES SDN BHD

A-1406, MENARA A, PANDAN KAPITAL, JALAN PANDAN UTAMA PANDAN INDAH, 55100 KL

NO	DESCRIPTION	QTY	UNIT PRICE	TOTAL
1	RASTER DATA MANAGEMENT, EDITING & ANALYSIS	10,000	15.00	150,000.00

	Total input from client FTP to HK server 043
	Input Equal: 10,000 sq data Input
	RM 15/ Sq

	i. Edit metadata details

	ii. Raw Data arrangement

	iii. Raw Data analysis & storage categories

2	DISCOUNT	1	-650.00	-650.00

	Remarks: For the month of November 2022
	Sub Total (RM):		149,350.00

Confirmed by Client:

Acknowledged By:

CL Technologies (International) Sdn Bhd (1314332-U)

No 10-2, Jalan Tanjung SD 13/2, Bandar Sri Damansara, 52200 Kuala Lumpur

Data Management Service Agreement

This Data Management Agreement (the “Agreement”) is entered on 01.10.2022 upon signing by and between the IKOL Resources Sdn Bhd (the “Owner”) having its principal place of business at A-1406, Menara A, Pandan Kapital, Jalan Pandan Utama Pandan Indah, 55100 Kuala Lumpur, Wilayah Persekutuan and CL Technologies (International) Sdn Bhd (the “Processor”) having its principal place of business at No 10-2, Jalan Tanjung SD 13/2, Bandar Sri Damansara, 52200 Kuala Lumpur who agrees to bound by this Agreement and will become effective upon the date of signing and shall continue until the satisfactory completion of the project.

WHEREAS, CL Technologies (International) Sdn Bhd acts as the Processor and the company IKOL Resources Sdn Bhd wishes to subcontract certain Services. Which may require the processing and management of personal data. Both Parties seek to implement a data management agreement in compliance with the requirements under the General Data Protection Regulations, and any other Data Protection regulations.

NOW, THEREFORE, in consideration of the mutual covenants and promises made by the parties to this Data Management Agreement, the Processor and the Owner (individually, each a “party” and collectively, the “Parties”) covenant and agrees as follows:

1.	RESPONSIBILITIES

1.1.	Data Management Service. The Processor agrees to provide the according services,

1.1.1.	The Processor shall provide data management and processing services as shown in Appendix A.

CL Technologies (International) Sdn Bhd (1314332-U)

No 10-2, Jalan Tanjung SD 13/2, Bandar Sri Damansara, 52200 Kuala Lumpur

1.1.2.	The Processor agrees to maintain ongoing applicable Data Protection Laws in the processing of personal data.

1.1.3.	The Processor agrees to not process data other than that which is covered by the Owner’s company documented instructions.

1.1.4.	The Processor shall take responsible measures to ensure that any employees, agent or contractors of any Contracted Processor who may have access to the personal data, complies with the applicable Data Security Laws in the same and equal manner in which the Processor complies with such laws.

2.	SECURITY OF DATA MANAGEMENT

2.1.	The Processor shall implement the appropriate technical and organizational measures to ensure a level of security appropriate to mitigate security risks.

2.2.	The Processor shall take account of particular risks associated with a Personal Data breach and establish a process by which to address and remedy the breach.

3.	COMPENSATIONS

3.1.	The Owner agrees to make full payment in Malaysian Ringgit Currency through Bank Transfer, Cheque, and Cash specified by the Processor.

3.2.	Late payment may incur interest at a rate of 1.5% per month after 30 calendar days from the due date.

3.3.	A detailed invoice shall be provided by the Processor once both parties agreed and signed this contract agreement.

4.	SUBPROCESSING

4.1.	The Processor shall not appoint, or disclose any Owner’s company Personal Data to, any Subprocessor unless explicitly authorized by the Company.

5.	DATA SUBJECT RIGHTS

5.1.	Data Subjects are those individuals who share their personal information with Owner’s Company, which thereby shares such information with the Processor.

CL Technologies (International) Sdn Bhd (1314332-U)

No 10-2, Jalan Tanjung SD 13/2, Bandar Sri Damansara, 52200 Kuala Lumpur

5.2.	Processor shall assist the Owner’s Company in the implementation of appropriate technical and organizational measures to respond to requests by Data Subjects under applicable Data Protection Laws.

5.3.	Processor is required to notify Owner of any request to Data Subjects with respect to their Personal Data.

5.4.	Processor shall ensure that it does not respond to a Data Subject request unless explicitly authorized by the Owner’s Company or as required by applicable Data Protection Laws.

6.	DATA BREACH

6.1.	Processor shall notify the Owner immediately without any undue delay if the Processor is aware of a Personal Data Breach that will affects the Owner’s Company Personal Data, and shall provide the Owner with sufficient information to allow the Owner to fulfil its reporting obligations and inform the affected Data Subjects of such breach.

6.2.	The Processor must cooperate with the Owner’s Company and take commercially reasonable steps to assists in investigation, mitigation, and remediation of the breach.

7.	RETURN OR DELETION OF DATA

7.1.	Upon the cessation of its services to the Owner’s Company, Processor shall delete all copies of the Company Personal Data within 10 business days of cessation of Services.

8.	AUDIT RIGHTS

8.1.	Processor shall make available upon Owner’s Company request, all information necessary to demonstrate Processor’s compliance with this Agreement, and shall allow for and cooperate with audits, including inspections by the Company or an auditor authorized by the Owner’s Company.

9.	TERMINATIONS

9.1.	Either party may terminate this Agreement with 7 days of written notice.

9.2.	The non-breaching party shall specify the cause of termination of this Agreement in the termination notice. If the breaching party is able to remedy the breach, the Agreement may not be terminated.

9.3.	Either party may terminate immediately upon written notice if the other party becomes insolvent, files for bankruptcy, or is subject to any similar insolvency proceeding.

CL Technologies (International) Sdn Bhd (1314332-U)

No 10-2, Jalan Tanjung SD 13/2, Bandar Sri Damansara, 52200 Kuala Lumpur

9.4.	Upon termination of the Agreement:

The Processor shall promptly return or securely dispose of all personal data in its possession in accordance with applicable data protection laws.

The Owner shall pay any outstanding payment owed to the Processor up to the effective date of termination.

10.	CONFIDENTIALITY

10.1.	Both parties must agree to keep this Agreement and any related information it receives about the other Party and its business related to this Agreement, confidentiality and neither party shall disclose such information without prior written consent of the Party unless, (i) disclose is required by law; or (ii) the relevant information is already in the public domain.

11.	MISCELLANEOUS

11.1.	All notices and communications given under this Agreement must be made in writing and be delivered personally, either sent by post or by email to the addresses set out in the heading of this Agreement. This Agreement is governed by the laws of Malaysia.

IN WITNESS WHEREOF, each of the Parties has executed this Agreement, both parties by its duly authorized officer, as of the day and year set forth below.

Signed by the Processor Representative name	) )
Ng Chen Lok @ Kevin

Signed by the Owner Representative name	) )

INVOICE CLDEV10025

CL TECHNOLOGIES (INTERNATIONAL) SDN BHD

COMPANY ID: 201901005005 (1314332-U)

NO. 10-2, JALAN TANJUNG SD 13/2,

BANDAR SRI DAMANSARA,

52200 KUALA LUMPUR

Bill to :

IKOL RESOURCES SDN BHD

A-1406, MENARA A, PANDAN KAPITAL,

JALAN PANDAN UTAMA PANDAN INDAH,	Invoice Date :	18/02/2022
55100 KUALA LUMPUR,	Terms :	CASH ON DELIVERY
WILAYA PERSEKUTUAN	Your Ref. :

No	Item & Description	Qty	Rate	Amount
1	OFFICE MANAGEMENT SOFTWARE DEVELOPMENT	1.00	126,300.00	126,300.00

	● PHP Web Base Software Backend Development
	● App Base Front End Development
	● Server Storage Development
	● Infra of Software / Server
	● UAT Testing
	● Firewall Infra / Software Security SSL

	Details: Refer to Appendix A

RINGGIT MALAYSIA : ONE HUNDRED TWENTY SIX THOUSAND AND THREE HUNDRED ONLY	Total (RM)	126,300.00

Notes

Thanks for your business.

Terms & Condition :

Term : COD

Kindly pay to : Maybank account :

CL TECHNOLOGIES (INTERNATIONAL) SDN BHD (131433-U) No.10-2, Jalan Tanjung SD 13/2, Bandar Sri Damansara 52200, Kuala Lumpur Tel: +60 3 3310 0089 Email : sales@sagtec.biz

SALES ORDER

DATE : 12/02/2022

TO:	IKOL RESOURCES SDN BHD

A-1406, MENARA A, PANDAN KAPITAL, JALAN PANDAN UTAMA PANDAN INDAH, 55100 KL

NO	DESCRIPTION	QTY		UNIT PRICE	TOTAL
1	OFFICE MANAGEMENT SOFTWARE DEVELOPMENT	1		126,300.00	126,300.00

	● PHP Web Base Software Backend Development
	● App Base Front End Development
	● Server Storage Development
	● Infra of Software / Server
	● UAT Testing
	● Firewall Infra / Software Security SSL

	Details: Refer to Appendix A

	Sub Total (RM)		:	126,300.00

Confirmed by Client:	Prepared by:

Acknowledged By:	Sales Person : Ng Chen Lok

CL TECHNOLOGIES (INTERNATIONAL) SDN BHD (131433-U) No.10-2, Jalan Tanjung SD 13/2, Bandar Sri Damansara 52200, Kuala Lumpur Tel: +60 3 3310 0089 Email : sales@sagtec.biz

ACKNOWLEDGMENT FORM

FORM NO : AF-10025

INVOICE NO: CLDEV10025

DATE : 18/02/2022

TO:	IKOL RESOURCES SDN BHD

A-1406, MENARA A, PANDAN KAPITAL, JALAN PANDAN UTAMA PANDAN INDAH, 55100 KL

NO	DESCRIPTION	QTY		UNIT PRICE	TOTAL
1	OFFICE MANAGEMENT SOFTWARE DEVELOPMENT	1		126,300.00	126,300.00

	● PHP Web Base Software Backend Development
	● App Base Front End Development
	● Server Storage Development
	● Infra of Software / Server
	● UAT Testing
	● Firewall Infra / Software Security SSL

	Details: Refer to Appendix A

	Sub Total (RM)		:	126,300.00

Confirmed by Client :

Acknowledged By:

CL Technologies (International) Sdn Bhd (1314332-U)

No. 10-2, Jalan Tanjung SD 13/2, Bandar Sri Damansara, 52200 Kuala Lumpur

Software Development Agreement

This Software Development Agreement (the “Agreement” or “Software Development Agreement”) dated 01.02.2022 is between IKOL Resources Sdn Bhd (the “Client”) having its principal place of business at A-1406, Menara A, Pandan Kapital, Jalan Pandan Utama Pandan Indah, 55100 Kuala Lumpur, Wilayah Persekutuan and CL Technologies (International) Sdn Bhd (the “Developer”) having its principal place of business at No. 10-2, Jalan Tanjung SD 13/2, Bandar Sri Damansara, 52200 Kuala Lumpur who agrees to bound by this Agreement and will become effective upon the date of signing and shall continue until the satisfactory completion of the project.

WHEREAS, the Client has conceptualized an Office Management Software (the “Software”) which is described in further detail on Appendix A, and the Developer is the contractor with whom the Client has come to an agreement to develop the Software.

NOW, THEREFORE, in consideration of the mutual covenants and promises made by the parties to this Software Development Agreement, the Developer and the Client (individually, each a “party” and collectively, the “Parties”) covenant and agrees as follows:

1.	SCOPE OF WORK

1.1.	Services. The Developer agrees to provide the according services,

1.1.1.	The Developer shall complete both the designing and development of the Software according to the milestones as shown in Appendix A.

1.1.2.	The Developer shall perform multiple testing on the Software to ensure the quality assurance of the Software.

1.1.3.	The Developer shall provide to the Client after Delivery Date, implementation support, including training sessions of the Software if requested by the Client.

1.1.4.	The Developer shall provide regular process updates and milestones report to the Client.

1.1.5.	For a period of 30 days post-final delivery of the product, the Developer shall provide the Client maintenance and support solving problems regarding to the operation of the Software.

CL Technologies (International) Sdn Bhd (1314332-U)

No. 10-2, Jalan Tanjung SD 13/2, Bandar Sri Damansara, 52200 Kuala Lumpur

1.2.	Delivery. The Developer undertakes to deliver the completed Software to the Client by a week before the Invoice is provided. Any unforeseen delays will be promptly communicated between the Client and the Developer, accompanied by a revised project timeline.

2.	ADDITIONAL WORK/CHANGE REQUESTS

2.1.	Scope Changes. Any additional work requested by the Client outside the original scope of the agreement will be considered as a change request. The Client shall submit a detailed description of the requested changes to the Developer.

2.2.	Change Request. Any additional work requested by the Client will result additional charges. The Developer shall provide the Client with a written estimated additional cost relating with the change request, including any adjustments to the project timeline.

3.	PAYMENT

3.1.	Fees. In consideration of the services rendered, the Client agrees to pay the Developer the total amount according from the detailed invoice and to the following detailed payment schedule,

3.1.1.	An initial payment of 50% upon signing of this Agreement to ensure the Developer’s service and to initiate the development.

3.1.2.	A second payment of 30% upon the successful delivery and acceptance of the prototype.

3.1.3.	Final payment of 20% upon the final delivery and acceptance of the Software.

3.2.	Accepted Payment Method. The Client agrees to make full payment in Malaysian Ringgit Currency through Bank Transfer, Cheque or Cash specified by the Developer.

3.3.	Late Payment Interest. Late payments may incur interest at a rate of 1.5% per month after 30 calendar days from the due date.

3.4.	Invoice. A detailed invoice shall be provided by the Developer once both parties agreed and signed this contract agreement.

4.	INTELLECTUAL PROPERTY

4.1.	Ownership. Upon full payment, all rights, titles and interest in the Software, including intellectual property rights, will be irrevocably and exclusively transferred to the Client.

4.2.	Marketing. The Developer retains the right to showcase the Software as part of its portfolio and for marketing purpose. The Developer agrees not to disclose any propriety or confidential information belonging to the Client during such showcasing.

CL Technologies (International) Sdn Bhd (1314332-U)

No. 10-2, Jalan Tanjung SD 13/2, Bandar Sri Damansara, 52200 Kuala Lumpur

4.3.	License. The Client is granted a perpetual, non-exclusive license from the Developer to use the Software for internal purposes.

4.4.	Source Code. The Developer shall provide the Client with a copy of source code upon final payment, allowing the Client to modify and enhance the Software independently.

4.5.	Ownership Waiver. The Developer agrees not to claim any such ownership in the Software’s intellectual property at any time prior to or after the completion and delivery of the Software to the Client.

5.	CONFIDENTIALITY

5.1.	Confidentiality Obligations. Both parties mutually agreed to maintain confidentiality of all proprietary and non-public information (including, without limitation, (i) Business method, (ii) Proprietary technical documentation, and (iii) All information relating to the Products and operations) disclosed during the project.

5.2.	Duration of Confidentiality. The Confidentiality obligations shall survive the termination of expiration of this Agreement permanently.

6.	WARRANTIES

6.1.	Performance. The Developer warrants that the Software will be operating according to specifications shown in Appendix A.

6.2.	Disclaimer. The Developer disclaims any other warranties, express or implied, including fitness for a particular purpose, and makes no guarantees regarding the uninterrupted or error free operation of the Software.

6.3.	Bug Fixes. For a period of 30 days post-final delivery, The Developer agrees to provide prompt bug fixes and new updates for the Software. The Client shall report any bugs or issues to the Developer, providing clear and detailed information to assist the Developer in reproducing and addressing the problem.

7.	GOVERNING LAW AND JURISDICITION.

7.1.	Governing Law. This Agreement is governed by Laws of Malaysia.

7.2.	Jurisdiction. Any disputes arising out of or in connection with this Agreement shall be subject to the exclusive jurisdiction of the courts of Malaysia.

CL Technologies (International) Sdn Bhd (1314332-U)

No. 10-2, Jalan Tanjung SD 13/2, Bandar Sri Damansara, 52200 Kuala Lumpur

8.	TERMINATION

8.1.	Termination for Convenience. Either party may terminate this Agreement with 7 days of written notice.

8.2.

Termination of Cause. Either party may terminate immediately for a material breach, (including, without limitation, (i) Breaching confidentiality obligations, (ii) Failure of payment, (iii) Violation of intellectual property).

In the event of termination caused by the Client, the Developer shall refund any unearned portion of the fees paid for work not yet performed as of the termination date.

In the event of termination caused by the Developer, the Client shall pay the Developer for all work completed up to the termination date, including any expenses incurred.

8.3.	Effect of Termination. Upon termination, the Client shall promptly return any deliverables, documentations, or other materials provided by the Developer, without retaining any copies thereof.

9.	MISCELLANEOUS

9.1.	Entire Agreement. This Agreement, including its appendix, constitutes the entire understanding between the parties and supersedes any prior agreement.

9.2.	Amendments. Any amendments or modifications must be writing and signed by both parties.

9.3.	Notices. Any notices or communications required or permitted under this Agreement shall be in writing and shall be deemed given when delivered personally or recognized courier service, or when sent by email with confirmation of receipt.

IN WITNESS WHEREOF, each of the Parties has executed this Agreement, both parties by its duly authorized officer, as of the day and year set forth below.

Signed by the Developer Representative name	) )

Signed by the Client Representative name	) )

CL Technologies (International) Sdn Bhd (1314332-U)

No. 10-2, Jalan Tanjung SD 13/2, Bandar Sri Damansara, 52200 Kuala Lumpur

Appendix A

Client: IKOL Resources Sdn Bhd

Agreed Price of Software Development: RM126,300.00

Software Development

Office Management Software Development

-	PHP Web Base Software Backend Development

-	App Base Front End Development

-	Server Storage Development

-	Infra of Software/Server

-	UAT Testing

-	Firewall Infra/Software Security SSL

Time Schedule:

1.	Version I delivery & testing	- 04.02.2022

2.	Version II delivery & UAT	- 09.02.2022

3.	Final version delivery & UAT	- 14.02.2022

4.	Delivery & Implementation
Source Code Installation	- 18.02.2022

INVOICE CL-2212/02(B)

CL TECHNOLOGIES (INTERNATIONAL) SDN BHD

COMPANY ID: 201901005005 (1314332-U)

NO. 10-2, JALAN TANJUNG SD 13/2,

BANDAR SRI DAMANSARA,

52200 KUALA LUMPUR

Bill to :
IKOL RESOURCES SDN BHD
A-1406, MENARA A, PANDAN KAPITAL,
JALAN PANDAN UTAMA PANDAN INDAH,	Invoice Date	:	02/12/2022
55100 KUALA LUMPUR,	Terms	:	CASH ON DELIVERY
WILAYA PERSEKUTUAN	Your Ref.	:

No	Item & Description	Qty	Rate	Amount
1	POWERBANK CHARGING STATION	11.00	6,860.00	75,460.00

	24slot Charging Port
	● 24” LCD Display
	● Androind Ver
	● wifi/ Simcard Internet Support
	● Powerbank Dispenser Prt

	* Included 24 Unit Power bank

2	DISCOUNT	1.00	-120.00	(120.00)

RINGGIT MALAYSIA : SEVENTY FIVE THOUSAND THREE HUNDRED AND FORTY ONLY	Total (RM)	75,340.00

Notes

Thanks for your business.

Terms & Condition :

Term : COD

Kindly pay to : Maybank account :

CL TECHNOLOGIES (INTERNATIONAL) SDN BHD (1314332-U) No.10-2, Jalan Tanjung SD 13/2, Bandar Sri Damansara 52200, Kuala Lumpur Tel: +60 3 3310 0089 Email : sales@sagtec.biz

SALES ORDER

DATE : 22/11/2022

TO :	IKOL RESOURCES SDN BHD

A-1406, MENARA A, PANDAN KAPITAL, JALAN PANDAN UTAMA PANDAN INDAH, 55100 KL

NO	DESCRIPTION	QTY	UNIT PRICE	TOTAL
1	POWERBANK CHARGING STATION	11	6,860.00	75,460.00

	24slot Charging Port
	● 24” LCD Display
	● Androind Ver
	● wifi/ Simcard Internet Support
	● Powerbank Dispenser Prt

	* Included 24 Unit Power bank

2	DISCOUNT	1	-120.00	-120.00

	Sub Total (RM) :		75,340.00

Confirmed by Client :	Prepared by:

Acknowledged By:	Sales Person: Ng Chen Lok

CL TECHNOLOGIES (INTERNATIONAL) SDN BHD (1314332-U) No.10-2, Jalan Tanjung SD 13/2, Bandar Sri Damansara 52200, Kuala Lumpur Tel: +60 3 3310 0089 Email : sales@sagtec.biz

DELIVERY ORDER

DO NO	:	DO-2212/02(B)
INVOICE NO	:	CL-2212/02(B)
DATE	:	02/12/2022

DO NO: DO-2212/02(B)
INVOICE NO: CL-2212/02(B)
DATE : 02/12/2022

TO :	IKOL RESOURCES SDN BHD

A-1406, MENARA A, PANDAN KAPITAL, JALAN PANDAN UTAMA PANDAN INDAH, 55100 KL

NO	DESCRIPTION	QTY	UNIT PRICE	TOTAL
1	POWERBANK CHARGING STATION	11	6,860.00	75,460.00

	24slot Charging Port
	● 24” LCD Display
	● Androind Ver
	● wifi/ Simcard Internet Support
	● Powerbank Dispenser Prt

	* Included 24 Unit Power bank

2	DISCOUNT	1	-120.00	-120.00

	Sub Total (RM) :		75,340.00

Confirmed by Client :

Acknowledged By: